SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 18, 2002

                              THE AUXER GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-30440
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                            (Commission File Number)


                                   22-3537927
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                       (IRS Employer Identification No.)

                12 Andrews Drive, West Paterson, New Jersey 07424
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               (Address of Principal Executive Offices) (Zip Code)

                                 (973) 890-4925
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

                                       1
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ITEM 5.  OTHER EVENTS

On March 18, 2002, our wholly owned subsidiary, Auxer Telecom Inc. was dissolved with the Delaware Secretary of State. This action was approved by our Board of Directors on March 15, 2002. Auxer Telecom was one of two wholly owned subsidiaries in our telecom group. CT Industries, Inc. is the remaining telecom subsidiary.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Auxer Group, Inc.,
                                               a Delaware corporation

                                               By: Eugene Chiaramonte, Jr.
                                               ---------------------------
                                                   Eugene Chiaramonte, Jr.
                                                   President

DATED: April 10, 2002